Exhibit 10.24
CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

AMENDMENT N°2

TO THE COLLABORATION AND LICENSE AGREEMENT

THIS AMENDMENT N°2 (the “Amendment 2”) is entered into as of this 2nd day of December, 2010 (the “Amendment 2 Effective Date”), by and between NovaBay Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 5980 Horton Street, Suite 550, Emeryville, California 94608 (“NovaBay”), and Galderma S.A. a Swiss corporation, having its principal place of business at World Trade Center – 2 avenue Gratte-Paille – CP 552 CH-1000 Lausanne, Switzerland (“Galderma”),

WHEREAS, Galderma and NovaBay Pharmaceuticals, Inc., a California Corporation (“NovaBay California”) have entered into a COLLABORATION AND LICENSE AGREEMENT, effective as of March 20, 2009, as subsequently amended on December 1, 2009 (collectively, the “Agreement”) under which they have agreed to collaborate to develop and obtain regulatory approval for, and commercialize, pharmaceutical products incorporating Collaboration Compounds in the Field;

WHEREAS, on June 29, 2010, NovaBay California merged into NovaBay Pharmaceuticals, Inc., a Delaware Corporation and the former assigned all rights and responsibilities to the latter pursuant to an Agreement and Plan of Merger dated June 25, 2010—the certificate of merger attached hereto as Schedule A; and

WHEREAS, the Parties now wish to further amend the Agreement, all as set forth in this Amendment 2 herein below.

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Party, the Parties agree as follows:

1.
The Parties acknowledge and agree that pursuant to the Certificate of Merger effective June 29, 2010, a copy of which is attached as Exhibit A, NovaBay assumed and hereby assumes all rights and obligations of NovaBay California under this Amendment No. 2 and the Agreement.

2.	Definitions. Unless otherwise defined in this Amendment 2, all terms appearing herein with a capital letter shall have the meaning set forth in the Agreement.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

(a)           Replaced Definitions.  The following definitions in Sections 1.15, 1.24, 1.32, 1.55 and 1.62 shall replace in their entirety the corresponding sections in the Agreement:
1.15 “Continuation Period” shall mean the period beginning on October 1, 2010 and continuing through the remainder of the Agreement Term.

1.24 “Field” shall mean shall mean the prevention or treatment of any and all dermatological diseases and disorders in humans (i.e., diseases or disorders of the skin or nails including onychomycosis) but excluding diseases and disorders of the hair and any and all Rare Diseases, but shall exclude all Excluded Indications.  For clarity, the Field excludes the Excluded Field.

1.32 “Galderma Territory” shall mean (i) with respect to Impetigo Products, all jurisdictions in the world including Asia-Pacific other than the NovaBay Impetigo Territory and (ii) with respect to all Collaboration Products other than the Impetigo Products, all jurisdictions in the world other than the NovaBay Other Territory.

1.55 “NovaBay Territory” shall mean (i) with respect to Impetigo Products, the countries listed on Exhibit 1.55A hereto (the “NovaBay Impetigo Territory”) and (ii) with respect to all Collaboration Products other than the Impetigo Products, the countries listed on Exhibit 1.55B (the “NovaBay Other Territory”).

1.62 “Primary Indications” shall mean, collectively and individually, (i) onychomycosis and (ii) impetigo.

(b)           New Definitions.  The following definitions are hereby added to Article 1 of the Agreement:
“Asia-Pacific” shall mean the countries listed on Schedule A to this Amendment 2.

“Dermatology Field” shall mean (i) any and all applications in the Field, (ii) the prevention and treatment of diseases and disorders of the hair (including Rare Diseases thereof) and (iii) any Rare Disease comprising the prevention or treatment of diseases and disorders of the skin or nails.

“Onychomycosis Product” shall mean an Anti-Fungal Product that is labeled for (or Developed for) the treatment or prevention of onychomycosis in humans.

“Rare Disease” shall mean any disease or condition that meets the criteria for an orphan or rare disease or condition in a Major Market, including, for example in the United States, in §526(a)(2)(1) of the Federal Drug and Cosmetic Act (U.S. Orphan Drug Act (1983)); in Europe, in the Orphan Drug Regulation 141/2000; and in Japan, in the Orphan Drug Amendment (1993).

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

3.
Continuation.  Galderma hereby elects to continue the Collaboration beyond the Initial Period as provided in Section 8.2 of the Agreement.  Accordingly, Galderma shall pay the Continuation Fee in the amount of $3,250,000 within eight (8) business days of the Amendment 2 Effective Date.  For clarity and notwithstanding anything in Section 8.2.1 to the contrary, NovaBay agrees the Continuation Fee despite being paid after 1 October 2010 shall be $3,250,000.

4.	FTE Funding: Development Activities.

(a)           During the Continuation Period.  Further in connection with the continuation, Galderma acknowledges its obligation to fund, effective as of 1 October 2010, NovaBay FTEs with respect to the research and non-clinical development of Collaboration Products in the Field in accordance with the provisions of Section 8.3.1 of the Agreement.  Accordingly, within eight (8) business days of receipt of invoice therefor, Galderma shall fund such activities for the period of 1 October — 31 December 2010 and thereafter fund such activities monthly in advance in accordance with Section 8.3.1(a).  In addition to the activities funded under the provisions of Section 8.3.1 of the Agreement, Galderma agrees to pay NovaBay $[***] within eight (8) business days of the Amendment 2 Effective Date, in consideration of other research and non-clinical developments of Collaboration Products for the period running from 1 October 2010, until 31 March 2011.  The increase of the FTE rate as described in Section 8.3.1 of the Agreement will be effective beginning with the calendar year 2011.

(b)           Activities Prior to Continuation.  The Parties acknowledge that NovaBay, at the request and for the benefit of Galderma, has performed at NovaBay’s own expense certain research and non-clinical development of Collaboration Products in the Field prior to 1 October 2010.  As partial reimbursement for such research and development activities, Galderma agrees to pay NovaBay $[***] within eight (8) business days of the Amendment 2 Effective Date.

(c)           Development Activities.  The Parties acknowledge that as set forth in Section 3.1 of the Agreement, Galderma shall have primary responsibility for the Development of Collaboration Products in the Field for the Galderma Territory.  Without limiting the foregoing, Galderma agrees that if it intends to utilize a Third Party to perform any such Development activities in accordance with Section 3.8 of the Agreement including for any Impetigo Product or any Onychomycosis Product, Galderma shall first discuss in good faith with NovaBay the possibility of NovaBay performing such activities, taking into consideration NovaBay’s capabilities and the requirements of the particular project(s).  If the Parties so agree that NovaBay will perform any such activities, then the Parties shall establish a plan and budget pursuant to which NovaBay shall perform such activities.  If after a period of thirty (30) days following initiation of the discussions, the Parties fail to reach an agreement, then Galderma shall be free to subcontract to any Third Party.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

5.
Expansion of the Field.  The Parties acknowledge that the Field as defined in this Amendment 2 has been expanded to include onychomycosis.  In consideration of such expansion, Galderma agrees to pay to NovaBay the following:

(a)           Expansion Fee.  $[***] within eight (8) business days of receipt of an invoice therefor, if Galderma decides to initiate a first POC study for an Onchomycosis Product.  This decision will be taken no later than January 31st 2011 ; in the event that Galderma fails to notify NovaBay of such decision on or before, January 31st 2011, then notwithstanding anything to the contrary the Field shall exclude onychomycosis for all purposes of the Agreement and accordingly Galderma shall have no rights with respect thereto.

(b)           Milestones for Onychomycosis Products.  Subject to Section 8.4.1 and Section 8.4.2 of the Agreement, Galderma shall pay to NovaBay the amounts set forth in the following table (each, an “Onychomycosis Milestone Payment”) upon the first achievement of the corresponding milestone event for the first Onychomycosis Product (each, a “Milestone Event”):

Milestone Event	Onychomycosis Product
1. Acceptance of an IND		[	***]
2. First successful completion of a Phase II Clinical Trial	$	[	***]
3. First initiation of any Phase III Clinical Trial	$	[	***]
4. First filing of an MAA in a Major Market	$	[	***]
5. First receipt of a Marketing Approval in a Major Market	$	[	***]

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

(c)           Royalties.  The royalty for the Onychomycosis Products are subject to the provisions of Section 8.5 of the Agreement.  For the avoidance of doubt the rate for the Onychomycosis Products is the same as in Section 8.5.1 of the Agreement.

6.
Expansion of the Galderma Territory for Impetigo Products.  The Parties acknowledge that Galderma is interested that the Galderma Territory with respect to the Impetigo Products be expanded to include Asia-Pacific territory.  In consideration of such expansion, Galderma agrees to pay to NovaBay the following:

(a)           Expansion Fee.  $[***] within eight (8) business days of receipt of an invoice therefor; if Galderma decides to include Asia — Pacific Territory in the Galderma Territory.  This decision will not be later than January 31st, 2011; in the event that Galderma fails to notify NovaBay of such decision on or before, January 31st, 2011, then notwithstanding anything to the contrary the Galderma Territory for the Impetigo Products shall exclude Asia-Pacific for all purposes of the Agreement and accordingly Galderma shall not have the right to Develop or Commercialize Impetigo Product therein.

(b)           Milestone for Inclusion of Asia-Pacific.  $[***] within thirty (30) of the first receipt of Marketing Approval in a country in the Asia-Pacific territory.

7.
Payment of the Impetigo Reimbursement Amount.  Notwithstanding Section 8.2.2, the payment of the Impetigo Reimbursement Amount shall become due and payable by Galderma to NovaBay upon decision by Galderma to initiate a Phase III Clinical Trial for an Impetigo Product, which decision shall occur no later than 30 September 2012.  The Parties hereby agree that the Impetigo Reimbursement Amount shall be $[***].

8.
Payment of the Milestone Payment for Milestone Event 2 for an Impetigo Product.  Notwithstanding Section 8.4, the payment of Milestone Event 2 for an Impetigo Product shall be due and payable upon the successful completion of the first Phase II Clinical Trial for an Impetigo Product initiated after the Amendment 2 Effective Date.

9.	No Other Amendment. Except as otherwise provided in this Amendment 2, all other terms and conditions of the Agreement shall remain in full force and effect.

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

IN WITNESS WHEREOF, the Parties have caused this AMENDMENT N°2 TO THE COLLABORATION AND LICENSE AGREEMENT to be duly executed, effective as of the Effective Date, by their respective duly authorized officers.

	GALDERMA		NOVABAY

By:	/s/Humberto C Antunes	By:	/s/ Ramin Najafi

Name:	Humberto C Antunes	Name:	Ramin "Ron" Najafi, Ph.D.

Title:	CEO	Title:	CEO & Chairman

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

EXHIBIT 1.55
NOVABAY TERRITORY
EXHIBIT 1.55A
NOVABAY IMPETIGO TERRITORY
* indicates this country is subject to the provisions of Section 4.6
Afghanistan	Oman
Bahrain	Palestine*
Iran	Qatar
Iraq	Saudi Arabia*
Israel*	Syria*
Jordan*	Turkey*
Kuwait*	United Arab Emirates*
Lebanon*	Yemen
EXHIBIT 1.55B
NOVABAY OTHER TERRITORY
* indicates this country is subject to the provisions of Section 4.6
Afghanistan	Kiribati
Bahrain	Kuwait*
Bangladesh	Kyrgyz
Bhutan	Laos
Brunei	Lebanon*
Cambodia	Malaysia

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

China, The People’s Republic
(including Hong Kong and Macao)	Maldives
Cook Islands	Marshall Islands
East Timor	Micronesia
Fiji	Mongolia
India	Myanmar
Indonesia	Nauru
Iran	Nepal
Iraq	Niue
Israel*	North Korea
Jordan*	Oman
Kazakhstan	Pakistan
Palau	Taiwan (Republic of China)
Palestine*	Tajikistan
Papua New Guinea	Thailand
Philippines	Tonga
Qatar	Turkey*
Samoa	Turkmenistan
Saudi Arabia*	Tuvalu
Singapore	United Arab Emirates*

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

Solomon Islands	Uzbekistan
South Korea	Vanuatu
Sri Lanka	Viet Nam
Syria*	Yemen

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

SCHEDULE A
ASIA - PACIFIC

Bangladesh	Tonga
Bhutan	Tuvalu
Brunei	Vanuatu
Cambodia	Viet Nam
China, The People’s Republic
(including Hong Kong and Macao)
Cook Islands
East Timor
Fiji
India
Indonesia
Kiribati
Laos
Malaysia
Maldives
Marshall Islands
Micronesia
Mongolia
Myanmar
Nauru

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

Nepal
Niue
North Korea
Palau
Papua New Guinea
Philippines
Samoa
Singapore
Solomon Islands
South Korea
Sri Lanka
Taiwan (Republic of China)
Thailand

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SCHEDULE A

[Attached behind]

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.